Exhibit 10.7.2
DIRECTORS AND EXECUTIVE OFFICERS PARTY TO INDEMNIFICATION AGREEMENTS
     Schedule identifying agreements, entered into between the Company and each of the following persons, substantially identical to the Form of Indemnification Agreement constituting Exhibit 10.1.1 to the Company’s Current Report on Form 8-K (File No. 001-33217):
1.	Noam Gottesman

2.	Ian G.H. Ashken

3.	Martin E. Franklin

4.	James N. Hauslein

5.	Pierre Lagrange

6.	William P. Lauder

7.	Emmanuel Roman

8.	Peter A. Weinberg

9.	Simon White

10.	Alejandro R. San Miguel

11.	Jeffrey M. Rojek